EDISON BROTHERS STORES, INC.
                     1997 STOCK OPTION PLAN

     1.   Purpose of the Plan

     The purpose of the Edison Brothers Stores, Inc. 1997 Stock Option Plan is to secure for EBS and its stockholders the benefits of the incentive inherent in the ownership of EBS common stock by the officers and key employees of the Company who will be largely responsible for the Company's future growth and financial success.

     2.   Definitions

          A.    Board  means the Board of Directors of EBS.

           B. Cause, when used in connection with the termination of an optionee's employment by the Company, means (i) the optionee's willful or repeated failure substantially to perform the duties of his or her position with the Company (other than any such failure resulting from his or her Disability), which failure is not or cannot be cured within five business days after the Company has given written notice thereof to the optionee specifying in detail the particulars of the acts or omissions deemed to constitute such failure; (ii) the engaging by the optionee in willful misconduct which is materially injurious to the Company; (iii) the engaging by the optionee in any act of moral turpitude that is reasonably likely to materially and adversely affect the Company or its business; or (iv) the optionee's conviction of, or entry of a plea of nolo contendere with respect to, any felony. For purposes of this definition, no act, or failure to act, on the optionee's part shall be considered willful unless done, or omitted to be done, by the optionee in bad faith and without reasonable belief that the optionee's action or omission was in the best interests of the Company. The optionee shall not be deemed to have been terminated for Cause unless and until the Board finds that the optionee's termination for Cause is justified and has given the optionee written notice of termination, specifying in detail the particulars of the optionee's conduct found by the Board to justify such termination for Cause.

           C. Change in Control means the occurrence of any of the following events: (i) any person or group (as such terms are used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the Exchange Act )) becomes the beneficial owner (as determined pursuant to Rules 13d-3 and 13d-5 promulgated under the Exchange Act), directly or indirectly, of securities of EBS having more than 33% of the total voting power of all classes of capital stock of EBS entitled to vote generally in the election of directors of EBS; (ii) at any time during any 24-month period, individuals who at the beginning of such period constituted the Board of Directors of EBS (together with any new directors whose election, or nomination for election by the stockholders  of EBS, to the Board was approved by a majority  of  the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of EBS then in office; (iii) the Board approves an agreement providing for the sale, lease, transfer or other disposition of all or substantially all of the assets of EBS, in one transaction or a series of related transactions, to any person or group (as such terms are used in Section 13(d) of the Exchange
     Act) other than a wholly-owned subsidiary of EBS; (iv) the Board approves an agreement providing for the merger or consolidation of EBS with another corporation, other than a merger in which EBS would be the surviving corporation and which would result in (a) securities having more than 50% of the total voting power of all classes of capital stock entitled to vote generally in the election of directors of the surviving corporation being beneficially owned (as determined pursuant to Rules 13d-3 and 13d-5 under the Exchange Act) by the holders of the capital stock of EBS immediately prior to such merger and (b) no person or group (as such terms are used in
     Section 13(d) of the Exchange Act) beneficially owning (as determined pursuant to Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, securities having more than 33% of the total voting power of all classes of capital stock entitled to vote generally in the election of directors of the surviving corporation; or (v) the Board approves a plan for the liquidation or dissolution of EBS; provided, however, that no such event shall be deemed a Change in Control if it occurs as part of the implementation of, and pursuant to the express terms of, a plan of reorganization of EBS under Chapter 11 of Title 11 of the United States Code that has been confirmed by the Bankruptcy Court in the Chapter 11 Case, and provided further that two or more entities shall not be deemed to constitute a person or group for purposes hereof in respect of any securities of EBS received by them pursuant to such plan of reorganization merely by virtue of the fact that such entities were each members of the statutory Creditors' Committee appointed in the Chapter 11 Case.

           D. Chapter 11 Case means the case commenced by EBS on November 3, 1995 under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court in Delaware (Case No. 95-1354 (PJW)).

          E.    Committee  has the meaning set forth in paragraph 4 hereof.

           F. Common Stock means shares of the common stock of EBS, par value $.01 per share, authorized and issued pursuant to the terms of a plan of reorganization of EBS under Chapter 11 of Title 11 of the United States Code as confirmed by the Bankruptcy Court in the Chapter 11 Case.

          G.    Company  means EBS and its Subsidiaries.

           H. Disability means the inability of an optionee to perform the duties of his or her position with the Company by reason of a medically determined physical or mental impairment which has existed for a continuous period of at least 26 weeks and which, in the judgment of a physician who certifies to such judgment, is expected to be of indefinite duration or to result in imminent death.

           I.     EBS   means  Edison  Brothers Stores,  Inc.,  a  Delaware
     corporation.

           J. Effective Date shall have the meaning ascribed to that term in the Debtors' Amended Joint Plan of Reorganization, dated May 21, 1997, as such plan may be amended or modified, or such alternative plan of reorganization as is ultimately confirmed by the Bankruptcy Court.

           K. Initial Options means the options to be granted for such numbers of shares of Common Stock (not to exceed in the aggregate 500,000 shares), on such terms and to such individuals as have been designated by the Special Compensation Subcommittee prior to the Effective Date.
           L. Key Employee means an executive or other person who is employed in a position of administrative or managerial responsibility by EBS or a Subsidiary, including store managers.

           M.     Plan   means the Edison Brothers Stores, Inc. 1997  Stock
     Option Plan.

           N. Special Compensation Subcommittee means the Special Compensation Subcommittee of the Compensation Committee of the Board of Directors of EBS, as constituted and existing prior to the Effective Date.

           O. Subsidiary means any corporation (other than EBS) in an unbroken chain of corporations beginning with EBS if, at the time of the granting of an option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     3.   Stock Subject to the Plan

      The total number of shares of Common Stock available for grants of options under the Plan shall be 800,000. No individual may be granted options in respect of more than 200,000 shares of Common Stock in any twelve-month period. If any option shall expire or terminate or be canceled for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan. The shares of Common Stock subject to issuance upon exercise of options under the Plan may be either authorized but unissued shares or shares held in the treasury of EBS.

     4.   Administration

      The Plan shall be administered by the Compensation Committee of the Board or such other committee as the Board may designate (the Committee ). The Committee shall be appointed by the Board and shall consist of two or more members of the Board each of whom (i) meets the definition of outside director as such term is used in Section 162(m) of the Internal Revenue Code of 1986, as amended, and (ii) meets the definition of non-employee director as such term is used in Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended. Except as otherwise provided in the Plan, the Committee shall have complete authority to:

          (a)  interpret the Plan;

          (b) prescribe, amend and rescind rules and regulations relating to the Plan;

          (c) determine the individuals to whom, and the time or times at which, options shall be granted;

          (d) determine the number of shares to be subject to each option, the price at which such shares may be purchased, and all other terms and provisions of each option agreement;

          (e) make all determinations not specifically set forth in (a) through (d) above which it considers necessary or desirable for the administration of the Plan.

Except as otherwise provided in the Plan, the decisions of the Committee with respect to the matters set forth in (a) through (e) above shall be final.

     5.   Grants of Options

     All Initial Options shall, for all purposes of this Plan, be deemed to have been granted hereunder on and as of the Effective Date, except that no Initial Options shall be deemed to have been granted to any person who, as of the Effective Date, was not in the employ of EBS or one of its Subsidiaries. Within six months after the Effective Date, the Committee shall grant options with respect to all remaining shares of Common Stock available for grants of options under the Plan. Options may be granted under the Plan only to Key Employees.

     6.   Option Price

      The purchase price of the Common Stock under each option issued hereunder shall be the fair market value of the Common Stock at the time of the grant of the option. The Committee may adopt any criterion for the determination of such fair market value as it may in good faith determine to be appropriate.

     7.   Manner of Exercise and Payment

      An option shall be exercised by delivery of a written notice of exercise to EBS and payment of the full price of the shares being purchased pursuant to the option. An optionee may exercise an option with respect to less than the total number of shares for which the option may then be exercised. The price of the shares purchased pursuant to an option may be paid either (i) in cash, (ii) by the tender to EBS of shares of Common Stock owned by the optionee and registered in the name of the optionee having an aggregate fair market value on the date of exercise equal to the price of the shares being purchased, such fair market value to be determined in such manner as may be provided for by the Committee or as may be required in order to comply with any applicable law or regulation,
(iii) by delivery of irrevocable instructions to a financial institution to deliver promptly to EBS sale or loan proceeds with respect to the shares sufficient to pay the purchase price, (iv) through the written election of the optionee to have shares of Common Stock withheld by EBS from the shares otherwise to be received, with such withheld shares having an aggregate fair market value on the date of exercise equal to the price of the shares being purchased, or (v) by any combination of the payment methods specified in clauses (i) through (iv) hereof. The proceeds received by EBS from the sale of Common Stock subject to an option are to be added to the general funds of EBS or to the Common Stock held in its treasury, and used for its corporate purposes as the Board shall determine.

     8.   Term and Exercise of Options

     The term of each option shall be not more than ten years from the date of granting thereof. Within such limit, options will be exercisable at such time or times, and subject to such restrictions and conditions, as the Committee shall approve, which need not be uniform for all optionees; provided, however, that except as provided in paragraph 9, no option may be exercised at any time unless the optionee is then an employee of EBS or a Subsidiary and has been employed continuously by EBS or a Subsidiary since the granting of the option.

     9.   Termination of Employment
           A. If an optionee ceases to be employed by the Company, any option held by such optionee, to the extent the optionee was entitled to exercise it at the date of termination of employment, may be exercised at any time within three months after such termination but not after the date of expiration of the option. Notwithstanding the foregoing, if the employment of any optionee is terminated by the Company for Cause, all unexercised options of such optionee shall thereupon terminate and thereafter be unexercisable.

           B. If an optionee's employment is terminated by reason of death or Disability, any or all of the optionee's unexercised options, whether otherwise eligible for immediate exercise by the terms of the option agreement or not, may be exercised at any time within one year after such termination but not after the date of expiration of the option.

           C. If an optionee retires after reaching age 65, any or all of the optionee's unexercised options, whether otherwise eligible for immediate exercise by the terms of the option agreement or not, may be exercised at any time within three months after the optionee's retirement but not after the date of expiration of the option.

          D. If an optionee retires after attaining age 55 but not age 65, the Committee, in its sole discretion, may permit any or all of the optionee's unexercised unexpired options, whether otherwise eligible for immediate exercise by the terms of the option agreement or not, to be exercised within three months after the optionee's retirement but not after the date of expiration of the option.

     10.  Nontransferability of Options

       Each option granted under the Plan shall, by its terms, be nontransferable otherwise than by will or the laws of descent and distribution and an option may be exercised, during the lifetime of an optionee, only by the optionee.

     11.  Successive Option Grants

      Successive option grants may be made to any holder of options under the Plan.

     12.  Amendment and Termination of the Plan

      Subject to the provisions of paragraph 14G hereof, the Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however, that the Board may not, without approval by the holders of Common Stock of EBS, increase the number of shares as to which options may be granted under the Plan (except pursuant to the provisions of paragraph 14F), change the class of persons to whom options may be granted, or materially increase the benefits accruing to participants under the Plan.

     13.  Term of the Plan

      This Plan shall take effect as of the Effective Date and shall terminate ten years after such date. No option shall be granted hereunder after the expiration of such ten-year period. Options outstanding at the termination of the Plan shall continue in full force and effect and shall not be affected thereby.

     14.  Miscellaneous

           A. Rights as Stockholder. An optionee shall have none of the rights of a stockholder with respect to Common Stock subject to an option, until such shares are issued to such optionee upon exercise of the option.

           B. Rights to Continued Employment. Nothing in the Plan or in any option granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Company or interfere with the right of the Company to terminate such individual's employment at any time.

           C. Leaves of Absence. The option agreements issued pursuant to the Plan may contain such provisions as the Committee shall determine with respect to the effect of approved leaves of absence.

           D. Pension Rights. Benefits received under the Plan by an optionee shall not affect or be used in the calculation of pension or other retirement benefits under any other plan of EBS.

           E. Investment Purpose. Each option under the Plan shall be granted only on the condition that all purchases of stock thereunder shall be for investment purposes, and not with a view to resale or distribution, except that the Committee may make such provision in options granted under the Plan as it deems necessary or advisable for the release of such condition upon the registration with the Securities and Exchange Commission of stock subject to the options, or upon the happening of any other contingency warranting the release of such condition.

           F. Adjustments Upon Changes in Capitalization. In the event of changes in the outstanding Common Stock by reason of stock dividends, recapitalizations, mergers, consolidations, split-ups, spin-offs, combinations or exchanges of shares and the like, the aggregate number and class of shares as to which options may be granted under the Plan or granted to any individual participant as set forth in paragraph 3, and the number, class and price of shares subject to outstanding options, shall be appropriately adjusted by the Committee.

           G. Adverse Effect on Optionee of Amendment or Termination of Plan. No amendment or termination of the Plan may, without the written consent of an employee to whom any option shall have been granted, adversely affect the rights of such employee under such option, which rights shall include all rights of the optionee under the Plan as it existed as of the date of grant of the option.

          H. Time of Granting of Options. Except as otherwise provided in paragraph 5 hereof, an option grant under the Plan shall be deemed to be made on the date on which the Committee, by formal action of its members, duly recorded in the records thereof, makes an award of an option to an eligible employee of EBS or a Subsidiary.

           I. Effect of a Change in Control. In the event of a Change in Control, all options then outstanding under the Plan shall become immediately and fully exercisable.

     15.  Tax Withholding

     An optionee shall be required to pay to EBS at the time of exercise of an option the amount that EBS deems necessary to satisfy its withholding obligation with respect to Federal, state or local income or other taxes (which for purposes of this paragraph 15 includes an optionee's FICA obligation) incurred by reason of the exercise. Upon the exercise of an option requiring tax withholding, an optionee may make a written election to have shares of Common Stock withheld by EBS from the shares otherwise to be received. The number of shares so withheld shall have an aggregate fair market value on the date of exercise sufficient to satisfy the applicable withholding taxes.

     16.  Tax-Offset Bonus Rights

      The Committee, in its sole discretion, may grant tax-offset bonus rights ( TOBR's ) with respect to options. Such TOBR's may be granted to an optionee at the time of the grant of the related option or subsequent thereto. A TOBR shall entitle the optionee to receive from EBS upon exercise of the related option an amount in cash equal to (1) the excess, if any, of the aggregate market price of the shares acquired by the exercise of the option on the date of exercise over the aggregate purchase price of the shares acquired by such exercise multiplied by (2) a percentage (either fixed or by formula) determined solely by the Committee. The Committee shall determine all other terms and provisions of any TOBR. No TOBR shall be assignable or transferable except to the extent the Committee permits such TOBR to be assigned by will or through the laws of descent and distribution.